Newpark Resources February 2022

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its most recent Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the COVID-19 pandemic; the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the price and availability of raw materials; business acquisitions and capital investments; our market competition; technological developments and intellectual property in our industry; severe weather, natural disasters, and seasonality; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our ability to maintain compliance with the New York Stock Exchange’s continued listing requirements; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. There can be no assurances that the ongoing portfolio review will result in any transaction, and no specific timeline has been established for the completion of the portfolio review. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Forward Looking Statements

3 This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Non-GAAP Financial Measures

Two operating segments: Industrial Solutions We are a leading provider of temporary worksite access solutions, with a diversified customer base • Power transmission and renewable energy • Oil and gas exploration • Construction and other general access Industrial Solutions has historically been the primary source of Newpark operating income and cash generation Fluids Systems We are a leading provider of drilling, completion, and stimulation chemical products, rated #1 in customer satisfaction globally* 4 * Source: 2021 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research. Company Overview 82% 76% 76% 72% 68% 18% 24% 24% 28% 32% 0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 2021 Revenue Contribution by Segment $748 $947 $820 $493 $615 $0 $200 $400 $600 $800 $1,000 2017 2018 2019 2020 2021 Consolidated Revenues ($MIL) Fluids Systems Industrial Solutions

5 Strategic Priorities Prioritize investment into high returning growth markets, including markets aligned to energy transition & sustainability tailwinds, while continuing to transform Fluids Systems to a capital-light cash generator Leverage extensive experience & credibility to expand sustainable technology and service solutions Laser focus on operating cost and balance sheet discipline to fund growth responsibly 1 2 3 We believe we have the right strategy in place to position the company for long-term success and to deliver enhanced value for our shareholders

6 Key Execution Pillars Rightsize for New Market Realities • Evaluating portfolio options for U.S. and Gulf of Mexico operations • Pursue asset monetization of non-core assets, as market conditions support Drive Variable Cost Structure to Enhance Cash Flow Consistency • Reduce fixed cost burden on the business • Capital-light business model • Appropriately scale business support and corporate office to align with business size and strategic direction Transform Fluids Systems to Consistent Cash Generator Build Upon Foundation • Primary driver of historical profitability • Strong ROI and consistent cash flows Continued Geographic and End User Expansion • Continue to expand utility and contractor customer base • Selectively expand service offering to differentiate and grow share of wallet Leverage Sustainable Manufacturing Footprint • Identify adjacent product opportunities leveraging existing manufacturing assets • Focus on sustainable “circular” life cycle processes and products Invest in Industrial Solutions Growth

ENVIRONMENTALLY FOCUSED PRODUCT OFFERING Environmentally-Focused Drilling Fluids Technologies • Water-based and synthetic-based fluids, replacing oil-based mud • Lower environmental impact • Lower risk to people & environment • Offering includes TerraThermTM system, designed specifically for geothermal drilling Efficient Stimulation Products • TransitionTM family of brine- tolerant chemicals reduces need for fresh water in stimulation Composite Matting System • Manufactured with 100% recyclable materials • Eliminates deforestation associated with competitive wood products • Lower weight products improves logistics efficiency, reducing GHG emissions and community impact HIGH SOCIAL STANDARDS Safety First • Aim for zero incidents • Training • Lower risk to people & environment Ethical Supply Chain • Supplier engagement • Enforcement of standards • Compliance with human rights standards Supported Employees • Training and development • Volunteer and charitable giving programs • Diversity in global workforce ROBUST GOVERNANCE PROGRAMS Compliance Program • Annual compliance training and Code of Ethics certification required for all employees • Designated “Compliance Champion” network throughout global operations • Global Hotline available 24/7 • Compliance Committee of senior executives – “Tone from the Top” Board of Directors • Non-executive Chairman • Diverse and independent • ESG Committee provides oversight of Company programs • Robust Enterprise Risk process Local Content • Create jobs and develop skills • Develop local enterprises • Improve local economies 7 Compensation and Benefits • Pay-for-Performance recognized by Proxy Advisors and Shareholders • Competitive pay and benefits • Shareholder engagement Committed To Sustainability For more information, including our Sustainability Accounting Standards Board report, see: www.newpark.com/sustainability

Strategic Course Unchanged • While 2020 reflected meaningful COVID-19 impact, 2021 performance more in line with 2019 results, benefitting from growth in power transmission sector • Industrial end-market growth remains primary focus, while presence maintained in key E&P markets Industrial End-Markets Remain Primary Focus • End-market diversification through expansion in power transmission and other industrial end-markets has offset declining E&P presence in recent years • Diversified market presence across end-markets is key to strong EBITDA and Free Cash Flow generation • Industrial Blending started up in late 2020; exit plan announced in Q1 2022 8 Industrial Solutions - Overview $118 $67 $9 2021 Revenue ($MIL) Rental & Service (R&S) Site Access Product Sales Industrial Blending Total Segment EBITDA * ($MIL) 45%55% E&P Utility & Industrial Total Segment Revenues ($MIL) $132 $231 $200 $138 $194 $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 $55 $82 $69 $34 $60 $0 $20 $40 $60 $80 $100 2017 2018 2019 2020 2021 * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. 2019 Revenue 19% 81% 2021 Revenue

U.S. Electrical Transmission Investment* $20 $21 $21 $22 $22 $24 $25 $28 $27 $27 $0 $5 $10 $15 $20 $25 $30 $35 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 ($ b ill io ns ) Taking Strategic Actions to Support Expansion • Enhanced utility sector expertise through 2021 Board of Directors appointment • Energy Infrastructure expansion remains the highest priority for capital deployments Stable Market with Strong Outlook • Electric utility infrastructure investments expected to grow in the next five years o Aging U.S. infrastructure requires investment to maintain o Energy Transition expected to place increasing dependency on electric power transmission infrastructure Market Penetration Gaining Momentum • Momentum was building in 2019, but pulled back in 2020, due to COVID disruption to market activity • 2021 reflects a record year for Utility & Other Industrial Markets, in both Rental & Service and Product Sales • Tuck-in acquisition completed in December 2021 to expand utility sector coverage • Near-term expansion focuses on mid-Atlantic region • Current market share remains < 10% of total US site access market, providing meaningful runway for growth 9 Power Transmission Growth Opportunity Site & Access Solutions - Utility and Other Industrial ($MIL) Actual Projected * Source: Edison Electric Institute, November 2021 $61 $65 $66 $83 $0 $20 $40 $60 $80 $100 2018 2019 2020 2021 $54 $45 $27 $66 $0 $20 $40 $60 $80 2018 2019 2020 2021 Product SalesRental & Service Revenues

Our fully recyclable composite matting program prevents the deforestation associated with production of timber alternatives Lighter weight mats require fewer truckloads, thereby reducing GHG emissions with every load eliminated Fewer truckloads mean less miles driven and safer conditions for the community as a whole *Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Reflects cumulative effect unless otherwise stated. 10 360,000+* Total Trees Saved 23,500* TONS CO2 Emission Reduction In 2021 13+* Million Miles Saved in 2021 Site and Access Solutions Environmental Commitment For more information, see: www.Newpark.com/environmental

Total Segment Revenues ($MIL) $250 $25 $132 NAM Land U.S. GOM Europe, Middle East, Africa Rest of World 2021 Revenues By Region ($MIL) Drilling Fluids Completion & Reservoir Fluids Stimulation Fluids • Non-aqueous • Water-based • Specialty Systems • Industrial Minerals • Solids Control and Waste Management • Drill-In Fluids • Engineered Displacements • Breakers • Completion Brines • Filtration • Hydraulic Fracturing • Matrix Acidizing • Coil Tubing • Sand Control PROVIDING TOTAL FLUIDS SOLUTIONS 11 Fluids Systems Overview • Customer activities include oil and natural gas exploration, with emerging opportunity in geothermal drilling to support energy transition • International activity recovering from COVID impacts, while structural actions continue to align US operations for smaller market $616 $716 $620 $355 $421 $0 $200 $400 $600 $800 2017 2018 2019 2020 2021 $49 $61 $25 ($46) ($1) ($5) ($19) ($29) ($5) ($60) ($40) ($20) $0 $20 $40 $60 $80 2017 2018 2019 2020 2021 Total Segment EBITDA * ($MIL) Reported EBITDA Impact of Impairments & Other Charges * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. EBITDA Charges

$395 $477 $427 $227 $275 $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021 North America Revenues ($MIL) 12 $310 $325 $308 $214 $220 $0 $100 $200 $300 $400 2017 2018 2019 2020 2021 North America Net Capital Employed ($MIL) (end of period) North America • Unprecedented market collapse in 2020, with market rig count declining 70%, before modestly recovering; market remains ~40% below 2019 level • Swift actions taken to rationalize roofline, cost structure and working capital, preserving presence in key markets • Actions expected to continue as NAM market normalizes, including: • Additional structural changes to align to market outlook • Evaluation of performance and outlook of all regions and activities • Further rationalization of roofline and sale of excess infrastructure and assets, as needed Fluids Systems – North America Asset Base • Optimization of working capital and sale of excess assets to transform into capital-light business model • Evaluating strategic alternatives for U.S. mineral grinding business; $47m of Net Capital Employed

13 $220 $239 $193 $128 $146 $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 International Revenues ($MIL) $85 $61 2021 Revenues by Customer Type ($MIL) IOC/NOC Regional Independent All Other Markets • Selective geographic expansion that meet appropriate qualifications: • Non-commoditized market • Stability in long-term outlook • Limited capital investment EMEA • Historical stability in region driven by strong mix of IOC/NOC customers • Foundation is built upon long-term NOC contracts in Kuwait and Algeria • COVID-19 provided major headwind to this region in 2020 and 2021; continued recovery expected in strong oil price environment • 2021 contract awards include: • 5 yr contract in Bahrain valued at ~ $35m • 3 yr contract in Thailand valued at ~ $25m • 5 yr contract in Albania valued at ~ $25m • Emerging opportunity for growing geothermal drilling in support of energy transition • Establishing JV with TAQA in Saudi Arabia; expected to be operational by mid-2022 Fluids Systems - International

14* Free Cash Flow is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. ** Net Debt is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. Flexible Balance Sheet and Modest Debt Capital Structure • Settled $39m of remaining Convertible Notes in December 2021 (at maturity) • U.S. Asset-Based Loan (ABL) facility reflects primary source of debt • Modest interest burden with average cash borrowing rate currently ~ 2% • Modest debt burden provides flexibility to accelerate industrial growth Cash Flow and Liquidity • Flexible business model, with capital investments and working capital adjusted based on market, enabling consistent FCF generation • Reduction in 2021 Free Cash Flow includes $24m growth in net working capital to support higher revenues • Capital investments heavily focused on industrial end-market growth • 2021 capital investments primarily supporting growth in the utility sector $160 $162 $160 $87 $115 $104 $106 $111 $63 $91 $200 $150 $100 $50 $0 2017 2018 2019 2020 2021 Total and Net Debt ** (End of Period) ($ m ill io ns ) Total Debt Net Debt $15 $21 $41 $52 ($9) -$20 -$10 $0 $10 $20 $30 $40 $50 $60 2017 2018 2019 2020 2021 Free Cash Flow * ($MIL)

APPENDIX

16 CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) Financial Report (In thousands, except per share data) December 31, 2021 September 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Revenues 179,563$ 151,797$ 129,705$ 614,781$ 492,625$ Cost of revenues 153,182 132,273 115,583 529,552 473,258 Selling, general and administrative expenses 26,690 23,864 20,374 94,445 86,604 Other operating (income) loss, net (250) 1,723 (1,424) (391) (3,330) Impairments - - 11,689 - 14,727 Operating loss (59) (6,063) (16,517) (8,825) (78,634) Foreign currency exchange (gain) loss (314) 25 35 (397) 3,378 Interest expense, net 2,057 2,176 2,462 8,805 10,986 (Gain) loss on extinguishment of debt - 210 - 1,000 (419) Loss before income taxes (1,802) (8,474) (19,014) (18,233) (92,579) Provision (benefit) for income taxes 1,879 2,011 (580) 7,293 (11,883) Net loss (3,681)$ (10,485)$ (18,434)$ (25,526)$ (80,696)$ Calculation of EPS: Net loss - basic and diluted (3,681)$ (10,485)$ (18,434)$ (25,526)$ (80,696)$ Weighted average common shares outstanding - basic 92,043 91,932 90,624 91,460 90,198 Dilutive effect of stock options and restricted stock awards - - - - - Dilutive effect of Convertible Notes - - - - - Weighted average common shares outstanding - diluted 92,043 91,932 90,624 91,460 90,198 Net loss per common share - basic: (0.04)$ (0.11)$ (0.20)$ (0.28)$ (0.89)$ Net loss per common share - diluted: (0.04)$ (0.11)$ (0.20)$ (0.28)$ (0.89)$ Three Months Ended Twelve Months Ended

17 OPERATING SEGMENT RESULTS (UNAUDITED) Financial Report (In thousands) December 31, 2021 September 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Revenues Fluids Systems 127,892$ 107,955$ 79,430$ 420,789$ 354,608$ Industrial Solutions 51,671 43,842 50,275 193,992 138,017 Total revenues 179,563$ 151,797$ 129,705$ 614,781$ 492,625$ Operating income (loss) Fluids Systems (1) 932$ (6,646)$ (20,119)$ (19,012)$ (66,403)$ Industrial Solutions (2) 8,357 8,103 9,531 39,733 13,459 Corporate office (9,348) (7,520) (5,929) (29,546) (25,690) Total operating loss (59)$ (6,063)$ (16,517)$ (8,825)$ (78,634)$ Segment operating margin Fluids Systems 0.7% -6.2% -25.3% -4.5% -18.7% Industrial Solutions 16.2% 18.5% 19.0% 20.5% 9.8% Three Months Ended Twelve Months Ended Fluids Systems (In thousands) December 31, 2021 September 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Fourchon, Louisiana hurricane-related costs -$ 2,596$ -$ 2,596$ -$ Facility exit costs and other 708 1,691 (1,288) 2,399 (201) Severance costs 152 564 442 1,329 3,729 Kenedy, Texas facility fire insurance settlement - (849) - (849) - Brazil exit impairment - Recognition of cumulative foreign currency translation losses - - 11,689 - 11,689 Inventory write-downs - - 359 - 10,345 Property, plant and equipment impairments - - - - 3,038 860$ 4,002$ 11,202$ 5,475$ 28,600$ (2) Industria l Solutions operating income for the three months ended December 31, 2021 includes $0.9 mi l l ion of incrementa l pre-tax expenses related to a multi -year sa les tax audit and insurance reserves . Industria l Solutions operating income for the twelve months ended December 31, 2021 includes $0.9 mi l l ion of incrementa l pre-tax expenses related to a multi -year sa les tax audit and insurance reserves , as wel l as a $1.0 mi l l ion ga in related to a lega l settlement. Three Months Ended Twelve Months Ended (1) Fluids Systems operating resul ts include the impact of the fol lowing pre-tax charges :

18 CONSOLIDATED BALANCE SHEETS (UNAUDITED) Financial Report (In thousands, except share data) December 31, 2021 December 31, 2020 ASSETS Cash and cash equivalents 24,088$ 24,197$ Receivables, net 194,296 141,045 Inventories 155,341 147,857 Prepaid expenses and other current assets 14,787 15,081 Total current assets 388,512 328,180 Property, plant and equipment, net 260,256 277,696 Operating lease assets 27,569 30,969 Goodwill 47,283 42,444 Other intangible assets, net 24,959 25,428 Deferred tax assets 2,316 1,706 Other assets 1,991 2,769 Total assets 752,886$ 709,192$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 19,210$ 67,472$ Accounts payable 84,585 49,252 Accrued liabilities 46,597 36,934 Total current liabilities 150,392 153,658 Long-term debt, less current portion 95,593 19,690 Noncurrent operating lease liabilities 22,352 25,068 Deferred tax liabilities 11,819 13,368 Other noncurrent liabilities 10,344 9,376 Total liabilities 290,500 221,160 1,093 1,076 Paid-in capital 634,929 627,031 Accumulated other comprehensive loss (61,480) (54,172) Retained earnings 24,345 50,937 (136,501) (136,840) Total stockholders’ equity 462,386 488,032 Total liabilities and stockholders' equity 752,886$ 709,192$ Common stock, $0.01 par value (200,000,000 shares authorized and 109,330,733 and 107,587,786 shares issued, respectively) Treasury stock, at cost (16,981,147 and 16,781,150 shares, respectively)

19 CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Financial Report (In thousands) 2021 2020 Cash flows from operating activities: Net loss (25,526)$ (80,696)$ Adjustments to reconcile net loss to net cash provided by (used in) operations: Impairments and other non-cash charges - 25,072 Depreciation and amortization 42,225 45,314 Stock-based compensation expense 7,926 6,578 Provision for deferred income taxes (1,209) (18,850) Credit loss expense 664 1,427 Gain on sale of assets (7,182) (6,531) Gain on insurance recovery (849) - (Gain) loss on extinguishment of debt 1,000 (419) Amortization of original issue discount and debt issuance costs 3,707 5,152 Change in assets and liabilities: (Increase) decrease in receivables (61,283) 70,994 (Increase) decrease in inventories (10,336) 39,889 Increase in other assets (726) (686) Increase (decrease) in accounts payable 36,341 (29,457) Increase (decrease) in accrued liabilities and other 12,235 (1,996) Net cash provided by (used in) operating activities (3,013) 55,791 Cash flows from investing activities: Capital expenditures (21,793) (15,794) Business acquisitions, net of cash acquired (13,434) - Proceeds from sale of property, plant and equipment 15,999 12,399 Proceeds from insurance property claim 1,753 - Net cash used in investing activities (17,475) (3,395) Cash flows from financing activities: Borrowings on lines of credit 286,154 173,794 Payments on lines of credit (208,575) (221,781) Purchases of Convertible Notes (28,137) (29,124) Payment on Convertible Notes (38,567) - Proceeds from term loan 8,258 - Proceeds from financing obligation 8,004 - Debt issuance costs (295) - Purchases of treasury stock (1,448) (333) Other financing activities (3,986) (497) Net cash provided by (used in) financing activities 21,408 (77,941) Effect of exchange rate changes on cash (1,779) (970) Net decrease in cash, cash equivalents, and restricted cash (859) (26,515) Cash, cash equivalents, and restricted cash at beginning of period 30,348 56,863 Cash, cash equivalents, and restricted cash at end of period 29,489$ 30,348$ Twelve Months Ended December 31,

20 NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report Consolidated (In thousands) 2017 2018 2019 2020 2021 Net income (loss) (GAAP) (1) (6,148)$ 32,281$ (12,946)$ (80,696)$ (25,526)$ Loss from disposal of discontinued operations, net of tax 17,367 - - - - Interest expense, net 13,273 14,864 14,369 10,986 8,805 Provision (benefit) for income taxes 4,893 14,997 9,788 (11,883) 7,293 Depreciation and amortization 39,757 45,899 47,144 45,314 42,225 EBITDA (non-GAAP) (1) 69,142$ 108,041$ 58,355$ (36,279)$ 32,797$ The following tables reconcile the Company’s net income (loss) or segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measure of EBITDA: (1) 2021 net loss and EBITDA includes $5.4 million of net charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs, partially offset by a gain related to a legal settlement. 2020 net loss and EBITDA included $29.2 million of charges, consisting of $11.7 million for the recognition of cumulative foreign currency translation losses related to our exit from Brazil, $10.3 million for inventory write-downs, $4.2 million for severance and other costs, and $3.0 million in fixed asset impairments. 2019 net loss and EBITDA included $23.2 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $11.8 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company’s retirement policy. 2018 net income and EBITDA included $6.8 million of charges, related to a corporate office charge of $1.8 million associated with the retirement of our former Senior Vice President, General Counsel and Chief Administrative Officer, as well as a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. Twelve Months Ended

21 NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report Fluids Systems (In thousands) 2017 2018 2019 2020 2021 Operating income (loss) (GAAP) (1) 27,580$ 40,337$ 3,814$ (66,403)$ (19,012)$ Depreciation and amortization 21,566 20,922 21,202 20,555 17,877 EBITDA (non-GAAP) (1) 49,146 61,259 25,016 (45,848) (1,135) Revenues 615,803 715,813 620,317 354,608 420,789 Operating Margin (GAAP) 4.5% 5.6% 0.6% -18.7% -4.5% EBITDA Margin (non-GAAP) 8.0% 8.6% 4.0% -12.9% -0.3% Industrial Solutions (In thousands) 2017 2018 2019 2020 2021 Operating income (GAAP) 40,491$ 60,604$ 47,466$ 13,459$ 39,733$ Depreciation and amortization 14,991 21,321 21,763 20,427 20,399 EBITDA (non-GAAP) 55,482 81,925 69,229 33,886 60,132 Revenues 131,960 230,735 199,802 138,017 193,992 Operating Margin (GAAP) 30.7% 26.3% 23.8% 9.8% 20.5% EBITDA Margin (non-GAAP) 42.0% 35.5% 34.6% 24.6% 31.0% (1) 2021 Fluids Systems operating loss and EBITDA includes $5.5 million of charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs. 2020 Fluids Systems operating loss and EBITDA included $28.6 million of charges, consisting of $11.7 million for the recognition of cumulative foreign currency translation losses related to our exit from Brazil, $10.3 million for inventory write-downs, $3.6 million for severance and other costs, and $3.0 million in fixed asset impairments. 2019 Fluids Systems operating income and EBITDA included $18.7 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $7.3 million of charges associated with facility closures and related exit costs, inventory write- downs, and severance costs, as well as the modification of the Company’s retirement policy. 2018 Fluids Systems operating income and EBITDA included $5.0 million of charges related to severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. Twelve Months Ended Twelve Months Ended

22 NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report Consolidated (In thousands) 2017 2018 2019 2020 2021 Net cash provided by (used in) operating activities (GAAP) 38,381$ 63,403$ 72,286$ 55,791$ (3,013)$ Capital expenditures (31,371) (45,141) (44,806) (15,794) (21,793) Proceeds from sale of property, plant and equipment 7,747 2,612 13,734 12,399 15,999 Free Cash Flow (non-GAAP) 14,757$ 20,874$ 41,214$ 52,396$ (8,807)$ The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of the Company's free cash flow: Twelve Months Ended Consolidated (In thousands) 2017 2018 2019 2020 2021 Current debt 1,518$ 2,522$ 6,335$ 67,472$ 19,210$ Long-term debt, less current portion 158,957 159,225 153,538 19,690 95,593 Total Debt 160,475 161,747 159,873 87,162 114,803 Total stockholders' equity 547,480 569,681 548,645 488,032 462,386 Total Capital 707,955$ 731,428$ 708,518$ 575,194$ 577,189$ Ratio of Total Debt to Capital 22.7% 22.1% 22.6% 15.2% 19.9% Total Debt 160,475$ 161,747$ 159,873$ 87,162$ 114,803$ Less: cash and cash equivalents (56,352) (56,118) (48,672) (24,197) (24,088) Net Debt 104,123 105,629 111,201 62,965 90,715 Total stockholders' equity 547,480 569,681 548,645 488,032 462,386 Total Capital, Net of Cash 651,603$ 675,310$ 659,846$ 550,997$ 553,101$ Ratio of Net Debt to Capital 16.0% 15.6% 16.9% 11.4% 16.4% The following table reconciles the Company’s ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company’s ratio of net debt to capital: December 31,

Paul Howes Chief Executive Officer (Retiring February 2022) Matthew Lanigan President and Chief Operating Officer (Succeeding Mr. Howes as CEO February 2022) Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary David Paterson President Fluids Systems Lori Briggs President Industrial Solutions 23 EXPERIENCED LEADERSHIP Executive Management

Paul L. Howes, CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006 and has announced his decision to retire in February 2022. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API), and the National Ocean Industries Association (NOIA). He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Matthew Lanigan, President and Chief Operating Officer: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services and in September 2021, was appointed to the role of Newpark’s President and Chief Operating Officer. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. 24 MANAGEMENT BIOGRAPHIES Executive Management

Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. 25 MANAGEMENT BIOGRAPHIES Executive Management

David A. Paterson, President, Fluid Systems: David was appointed as Vice President of the Company and President of Fluids Systems in July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President – Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President. Mr. Paterson holds a Bachelor of Science and a Master of Science in Offshore Engineering from The Robert Gordon University in Aberdeen, Scotland. Lori Briggs, President Industrial Solutions: Lori joined Newpark in October 2017 as Senior Director, Business Transformation & Integration, was promoted to the position of Vice President, Marketing for Newpark Industrial Services in January 2021, and then promoted to her current role of President, Industrial Solutions in September 2021. Ms. Briggs has progressed her career by blending her expertise in marketing, business development, pricing, and finance to optimize team performance and drive profitability across multiple platforms. Prior to joining Newpark, she held leadership roles with progressing responsibility in various divisions of GE (including Oil & Gas, Capital, and Aviation) for over 25 years, most recently holding the position of Global Pricing Leader for GE Oil & Gas, an energy subsidiary. Ms. Briggs received her Bachelor of Science degree in Finance and Statistics/Mathematics from Miami University and her MBA from Washington University in St. Louis. 26 MANAGEMENT BIOGRAPHIES Executive Management

Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company (Chairman) G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. MICHAEL A. LEWIS Retired Interim President and Senior Vice President, Electrical Operations, Pacific Gas & Electric Corporation JOHN C. MINGÉ Retired Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP Please visit our website for full biographies of our Board. 27 Board of Directors